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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 1, 2005

                          WORLD ACCEPTANCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

       South Carolina                    0-19599                 57-0425114
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                              108 Frederick Street
                        Greenville, South Carolina 29607
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (864) 298-9800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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              (Former name or address, if changed from last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communication pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     (c) On April 1, 2005, World Acceptance Corporation (the "Company") announced that Mark C. Roland was promoted to the position of Chief Operating Officer. Mr. Roland, age 48, joined World Acceptance Corporation in January 1996 as the Senior Vice President of the Company's Eastern Division. In April 2002, he was promoted to Executive Vice President with operational responsibility over the Company's Southern Division, together with management responsibility over acquisitions and over the Company's direct mail, advertising and printing operations.

        Prior to joining the Company, Mr. Roland was employed with Fleet Finance, Inc. as Senior Vice President over Information Systems and Operations Support. Prior to that, he worked for Security Pacific Financial Services, Inc. in San Diego as its Vice President and Director of Operations and Support.

        In connection with Mr. Roland's promotion to Chief Operating Officer, his base salary was increased from $169,600 to $200,000, and the potential bonus he may earn under the Company's Executive Incentive Plan for the fiscal year ending March 31, 2006 was increased from 120% of Mr. Roland's base salary to 135% of his base salary.

     Item 9.01. Financial Statements and Exhibits.

     (c)    Exhibits

     99.1 Press Release issued on April 1, 2005, announcing Mr. Roland's promotion to Chief Operating Officer.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 3, 2005

                                            WORLD ACCEPTANCE CORPORATION

                                            By: /s/ A. Alexander McLean, III
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                                                A. Alexander McLean, III
                                                Executive Vice President and
                                                Chief Financial Officer

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                                  Exhibit Index

Exhibit No.   Exhibit
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99.1          Press Release issued April 1, 2005.

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